UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West

San Antonio, Texas 78257

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, NuStar Energy L.P. (the “Partnership”), Riverwalk Logistics, L.P., the general partner of the Partnership (the “General Partner”), NuStar GP, LLC, the general partner of the General Partner (“NuStar GP”), Marshall Merger Sub LLC, a wholly owned subsidiary of the Partnership (“Merger Sub”), NuStar GP Holdings, LLC (“NSH”) and Riverwalk Holdings, LLC, a wholly owned subsidiary of NSH, entered into the Agreement and Plan of Merger, dated as of February 7, 2018 (the “Merger Agreement”). On July 20, 2018, the transactions contemplated by the Merger Agreement closed, the merger became effective, Merger Sub merged with and into NSH and the separate existence of Merger Sub ceased and NSH survived as a wholly owned subsidiary of the Partnership (the “Merger”).

At the effective time of the Merger, each outstanding unit representing a membership interest in NSH (“NSH unit”) was cancelled and converted into the right to receive 0.55 of a common unit representing a limited partner interest in the Partnership (“Common Unit”). No fractional Common Units were issued in the Merger; instead, each holder of NSH units otherwise entitled to receive a fractional Common Unit will receive cash in lieu of such fractional Common Unit. Furthermore, the 10,214,626 Common Units owned by subsidiaries of NSH were cancelled by the Partnership and cease to exist.

Item 1.01	Entry into a Material Definitive Agreement.

Eighth Amended and Restated Agreement of Limited Partnership of the Partnership

Pursuant to the Merger Agreement, on July 20, 2018, at the effective time of the Merger, the Seventh Amended and Restated Agreement of Limited Partnership was amended and restated (the “Partnership Agreement”) to, among other things, (i) cancel the incentive distribution rights held by the General Partner, (ii) convert the 2.0% general partner interest in the Partnership held by the General Partner into a non-economic management interest and (iii) provide the holders of Common Units with voting rights in the election of the members of the board of directors of NuStar GP.

Second Amended and Restated Limited Liability Company Agreement of NuStar GP

Pursuant to the Merger Agreement, at the effective time of the Merger, the First Amended and Restated Limited Liability Company Agreement of NuStar GP, as amended, was amended and restated (the “NuStar GP LLC Agreement”) to provide for the nomination, election and appointment of the members of the board of directors of NuStar GP in accordance with the Partnership Agreement.

The foregoing descriptions of the Partnership Agreement and the NuStar GP LLC Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Partnership Agreement and the NuStar GP LLC Agreement, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 20, 2018, in accordance with the Merger Agreement and at the effective time of the Merger, the size of the board of directors of NuStar GP increased to nine members from six members. Pursuant to the Merger Agreement and at the effective time, William B. Burnett, James F. Clingman, Jr. and Jelynne LeBlanc-Burley were appointed to the board of directors of NuStar GP. At the time of filing, the board of directors of NuStar GP had not yet determined the committees on which each of Mr. Burnett, Mr. Clingman and Ms. LeBlanc-Burley would serve. There were no prior arrangements or understandings between Mr. Burnett, Mr. Clingman or Ms. LeBlanc-Burley and any other persons pursuant to which Mr. Burnett, Mr. Clingman and Ms. LeBlanc-Burley were selected as directors. As non-employee directors of NuStar GP, Mr. Burnett, Mr. Clingman and Ms. LeBlanc-Burley will receive NuStar GP’s standard non-employee director compensation, as more fully described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2107. Immediately prior to the completion of the Merger, Mr. Burnett, Mr. Clingman and Ms. LeBlanc-Burley served as directors of NSH.

Mr. Burnett served as a director of NSH from August 2006 to July 2018. Mr. Burnett served as the Chief Financial Officer of Lucifer Lighting Company (Lucifer), a San Antonio, Texas-based manufacturer of architectural lighting products, from 2004 to 2007 and as a director of Lucifer from 2004 to 2009. Mr. Burnett is a C.P.A., and, in 2001, he retired as a partner with Arthur Andersen LLP after 29 years of service.

Mr. Clingman served as a director of NSH from December 2006 to July 2018. From 1984 through 2003, Mr. Clingman served as the President and Chief Operating Officer of HEB Grocery Company. He also served on the board of HEB from 1984 through 2008. From 2003 through June 2010, Mr. Clingman served on the Board of Directors of CarMax, a publicly held NYSE-listed company; he also served as a member of its audit committee and, from 2003 through 2005, its compensation committee. He also has served as Chairman of the Board of Directors of three privately held food manufacturing companies owned by Silver Ventures Inc. since 2005.

Ms. LeBlanc-Burley served as a director of NSH from April 2013 to July 2018. She has served as President and Chief Executive Officer of The Center for Health Care Services since May 1, 2017. From August 2013 through February 2016, Ms. LeBlanc-Burley served as Group Executive Vice President and Chief Delivery Officer of CPS Energy. Prior thereto, she served as Executive Vice President—Corporate Support Services and Chief Administrative Officer of CPS Energy since August 2010. She served as the Acting General Manager of CPS Energy from November 2009 to July 2010 and the Senior Vice President—Chief Administrative Officer at CPS Energy from April 2008 to November 2009. Prior to her services at CPS Energy, Ms. LeBlanc-Burley was the Deputy City Manager for the City of San Antonio from February 2006 to February 2008.

On July 20, 2018, in accordance with the Merger Agreement and at the effective time of the Merger, all outstanding awards of NSH restricted units granted prior to the Merger were converted, on the same terms and conditions as were applicable to the awards immediately prior to the Merger, into awards of restricted Common Units. The number of restricted Common Units subject to the converted awards was determined based on the 0.55 exchange ratio provided in the Merger Agreement. The foregoing description of the converted awards does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of Converted Award Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On July 20, 2018, the Partnership and NSH issued a joint press release announcing the results of the NSH Special Meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 20, 2018, the Partnership and NSH issued a joint press release announcing the closing of the Merger. A copy of the joint press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

3.1	Eighth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P.

3.2	Second Amended and Restated Limited Liability Company Agreement of NuStar GP, LLC

10.1	Form of Converted Award Agreement under the NuStar GP Holdings, LLC Amended and Restated Long-Term Incentive Plan

99.1	Joint press release regarding the merger vote, dated July 20, 2018

99.2	Joint press release regarding the merger closing, dated July 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

By:	Riverwalk Logistics, L.P.
its general partner

	By:	NuStar GP, LLC
its general partner

Date: July 20, 2018	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Senior Vice President, General Counsel –
Corporate & Commercial Law and
Corporate Secretary